Exhibit 99.1
FOR IMMEDIATE RELEASE

Quad/Graphics Reports Third Quarter and Year-To-Date September 2012 Results

Company generates $53 million in Recurring Free Cash Flow during the quarter and $220 million year-to-date

Highlights:

•	Generates third quarter net sales of $1,040 million.

•	Achieves Adjusted EBITDA of $155 million and Adjusted EBITDA margin of 14.9% for the quarter.

•	Generates $53 million in Recurring Free Cash Flow for the quarter and $220 million year-to-date.

•	Raises full-year 2012 Recurring Free Cash Flow guidance to equal or surpass full-year 2011 of $340 million.

•	Repays $16 million in debt during the quarter and $148 million year-to-date.

•	Announces intent to acquire substantially all the assets of Vertis Holdings, Inc.

SUSSEX, WI, November 7, 2012 — Quad/Graphics, Inc. (NYSE: QUAD) (“Quad/Graphics” or the “Company”) today reported results for its third quarter ending September 30, 2012. For full financial results, please see the accompanying information.

“Our third quarter performance was in line with our expectations,” said Joel Quadracci, Quad/Graphics Chairman, President & CEO. “We were able to expand and renew multiple major customer agreements. This was accomplished while we remained diligent in our efforts to implement sustainable cost reductions and improve productivity. Further, our ability to generate significant cash flow and strengthen our balance sheet through consistent debt paydown has allowed us to be flexible with our plans for capital deployment and take advantage of opportunities such as our recently announced agreement to acquire Vertis. The combination of Quad/Graphics and Vertis is a natural and strategic fit that further strengthens and expands our offerings, allowing us to better serve our clients while achieving additional efficiencies and building long-term value for our shareholders. We expect the closing to occur sometime in the first quarter of 2013, subject to Bankruptcy Court and customary regulatory approvals. Until then, it is business as usual and, given ongoing economic and industry challenges, we will remain focused on performing well for our clients, improving productivity and aggressively managing costs.”

Net sales for the third quarter were $1,040 million versus $1,109 million for the same period in 2011. Third quarter 2012 Adjusted EBITDA was $155 million compared to $174 million for the same period in 2011, and Adjusted EBITDA margin was 14.9% as compared to 15.6% in 2011. The quarterly results reflect expected volume declines as well as pricing pressures on print and byproduct sales. Partially offsetting these impacts in the quarter were lower selling, general and administrative costs and $23 million in incremental synergy savings.

For the first nine months of 2012 net sales were $2,964 million versus net sales of $3,109 million for the same period in 2011, reflecting expected volume and price pressures. Year-to-date Adjusted EBITDA was $393 million versus $431 million in 2011, reflecting lower volumes and pricing pressures on print and byproduct sales, partially offset by lower selling, general and administrative costs and incremental synergy savings. Recurring Free Cash Flow was $220 million for the first nine months of 2012 compared to $143 million in the first nine months of 2011, continuing a track record of solid cash flow generation.

“We continue to generate significant Recurring Free Cash Flow to support our disciplined capital deployment strategy, which we adjust based on current circumstances and what we think is best for shareholder value creation. As a result, we are raising our original guidance for full-year 2012 Recurring Free Cash Flow from in excess of $300 million to now equal or surpass the $340 million we generated in fiscal 2011,” said John Fowler, Executive Vice President & Chief Financial Officer. “We are also proud of the progress we continue to make in managing our debt to maintain a strong balance sheet, which provides us with the flexibility to adjust to changing economic conditions. Despite being in our peak season for working capital, we repaid $16 million in debt during the quarter and $148 million year-to-date. Our quarter-end leverage ratio of 2.25x remains within our targeted range of 2.0x to 2.5x.”

Quad/Graphics' quarterly dividend of $0.25 per share will be payable on December 14, 2012, to shareholders of record as of December 3, 2012.

Third Quarter Conference Call
Quad/Graphics (NYSE: QUAD) will hold a conference call at 10 a.m. ET / 9 a.m. CT on Thursday, November 8, to discuss third quarter 2012 results. To access the conference call, it is recommended that you listen via computer at: http://us.meeting-stream.com/quadgraphics_110812/.

If for any reason you are unable to stream, you can listen to the audio via the telephone by calling:

•	Toll-Free: (877) 217-9946 (US/Canada)

•	Toll: (702) 696-4824 (International)

•	Conference ID: 32479470

The replay will be available for 30 days following the conference call. To access the replay via phone, please call
(855) 859-2056 or (404) 537-3406 and enter the Conference ID number 32479470. To access the replay via the internet, please use the following link: http://us.meeting-stream.com/quadgraphics_110812/. Registration is required for replay.

Forward-Looking Statements
To the extent any statements in this press release contain information that is not historical, these statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, the objectives, goals, strategies, beliefs, intentions, plans, estimates, prospects, projections and outlook of Quad/Graphics, and can generally be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “foresee,” “believe” or “continue” or the negatives of these terms, variations on them and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of the Company. These risks, uncertainties and other factors could cause actual results to differ materially from those expressed or implied by those forward-looking statements. Among risks, uncertainties and other factors that may impact Quad/Graphics are those described in Item 1A of the Company's most recent Form 10-K and the following: the impact of significant overcapacity in the highly competitive commercial printing industry, which creates downward pricing pressure and fluctuating demand for printing services; the inability of the Company to reduce costs and improve operating efficiency rapidly enough to meet market conditions; the impact of electronic media and similar technological changes; the impact of changing future economic conditions; the failure to renew long-term contracts with customers, the renewal of those contracts under different terms, or customer nonperformance in accordance with the terms and for the duration of long-term contracts; significant capital expenditures may be needed to maintain the Company's platform and processes and to remain technologically and economically competitive; the impact of fluctuations in costs (including labor-related costs, energy costs, freight rates and raw materials) and the impact of fluctuations in the availability of raw materials; the impact of regulatory matters and legislative developments or changes in laws, including changes in environmental and privacy laws and postal rates, regulations and services; the impact on

Quad/Graphics class A common shareholders of a limited active market for Quad/Graphics common stock and the inability to independently elect directors or control decisions due to the class B common stock voting rights; an other than temporary decline in operating results and enterprise value that could lead to non-cash impairment charges due to the impairment of goodwill, other intangible assets and property, plant and equipment, which could have a material adverse effect on the Company's results of operations and financial position and could result in the Company being in non-compliance with certain of its debt facility covenants; the liabilities of Worldcolor with respect to pension, postretirement benefits and MEPPs could grow in the future and create additional costs; restrictions imposed by various covenants in the Company's debt facilities may affect the Company's ability to operate its business; failure to successfully integrate the operations of Quad/Graphics and Worldcolor; risks associated with the Company's operations outside of the United States; and the inability to retain and attract additional, key employees, or the adverse effects of any strikes or other labor protests.

Quad/Graphics cautions that the foregoing list of risks, uncertainties and other factors is not exhaustive and you should carefully consider the other factors detailed from time to time in Quad/Graphics' filings with the United States Securities and Exchange Commission and other uncertainties and potential events when reviewing the Company's forward-looking statements.

Because forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Except to the extent required by the federal securities laws, Quad/Graphics undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Quad/Graphics
Quad/Graphics (NYSE: QUAD) is a global provider of print and related multichannel solutions for consumer magazines, special interest publications, catalogs, retail inserts/circulars, direct mail, books, directories, and commercial and specialty products, including in-store signage. Headquartered in Sussex, Wis. (just west of Milwaukee), the Company has approximately 22,000 full-time equivalent employees working from more than 50 print-production facilities as well as other support locations throughout North America, Latin America and Europe. As a printing industry innovator, Quad/Graphics (www.QG.com) is redefining the power of print in today's multimedia world by helping its clients use print as the foundation of multichannel communications strategies to drive their top-line revenues.

Investor Relations Contact:
Kelly Vanderboom
Vice President & Treasurer, Quad/Graphics
414-566-2464
Kelly.Vanderboom@qg.com

Media Contact:
Claire Ho
Director of Corporate Communications, Quad/Graphics
414-566-2955
Claire.Ho@qg.com

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended September 30,
	2012	2011
Net sales	$1,039.7	$1,109.4

Cost of sales	798.1	840.4
Selling, general and administrative expenses	87.3	96.0
Depreciation and amortization	83.3	85.1
Restructuring, impairment and transaction-related charges	11.9	31.8
Total operating expenses	980.6	1,053.3

Operating income from continuing operations	59.1	56.1

Interest expense	21.7	25.4
Loss on debt extinguishment	—	34.0

Earnings (loss) from continuing operations before income taxes and equity in earnings of unconsolidated entities	37.4	(3.3)

Income tax expense (benefit)	(1.9)	2.8

Earnings (loss) from continuing operations before equity in earnings of unconsolidated entities	39.3	(6.1)

Equity in earnings of unconsolidated entities	0.4	0.6

Net earnings (loss) from continuing operations	$39.7	$(5.5)

Loss from discontinued operations, net of tax (1)	—	(16.8)

Net earnings (loss)	$39.7	$(22.3)

Net (earnings) loss attributable to noncontrolling interests	0.1	(0.1)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$39.8	$(22.4)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic:
Continuing operations	$0.85	$(0.12)
Discontinued operations	—	(0.36)
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$0.85	$(0.48)

Diluted:
Continuing operations	$0.84	$(0.12)
Discontinued operations	—	(0.36)
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$0.84	$(0.48)

Weighted average number of common shares outstanding:
Basic	46.8	47.1
Diluted	47.2	47.1

(1)	Includes the results of the Canadian operations prior to the March 1, 2012 sale. Net earnings (loss) from continuing operations and its components exclude the Canadian operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Nine Months Ended September 30,
	2012	2011
Net sales	$2,963.5	$3,109.0

Cost of sales	2,311.8	2,380.7
Selling, general and administrative expenses	259.9	298.5
Depreciation and amortization	252.6	255.9
Restructuring, impairment and transaction-related charges	87.8	82.1
Total operating expenses	2,912.1	3,017.2

Operating income from continuing operations	51.4	91.8

Interest expense	63.8	84.5
Loss on debt extinguishment	—	34.0

Loss from continuing operations before income taxes and equity in earnings of unconsolidated entities	(12.4)	(26.7)

Income tax benefit	(46.0)	(8.1)

Earnings (loss) from continuing operations before equity in earnings of unconsolidated entities	33.6	(18.6)

Equity in earnings of unconsolidated entities	0.7	1.7

Net earnings (loss) from continuing operations	$34.3	$(16.9)

Loss from discontinued operations, net of tax (1)	(3.2)	(22.9)
Gain on disposal of discontinued operations, net of tax	35.3	—

Net earnings (loss)	$66.4	$(39.8)

Net earnings attributable to noncontrolling interests	—	(0.2)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$66.4	$(40.0)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic:
Continuing operations	$0.73	$(0.36)
Discontinued operations	0.69	(0.49)
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$1.42	$(0.85)

Diluted:
Continuing operations	$0.73	$(0.36)
Discontinued operations	0.68	(0.49)
Earnings (loss) per share attributable to Quad/Graphics common shareholders	$1.41	$(0.85)

Weighted average number of common shares outstanding:
Basic	46.8	47.2
Diluted	47.1	47.2

(1)	Includes the results of the Canadian operations prior to the March 1, 2012 sale. Net earnings (loss) from continuing operations and its components exclude the Canadian operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended September 30,			Three Months Ended September 30,
	2012			2011
	Consolidated	Discontinued Operations (1)	Continuing Operations	Consolidated	Discontinued Operations (1)	Continuing Operations

Net sales	$1,039.7	$—	$1,039.7	$1,185.7	$76.3	$1,109.4

Cost of sales	798.1	—	798.1	906.7	66.3	840.4
Selling, general and administrative expenses	87.3	—	87.3	105.9	9.9	96.0
Depreciation and amortization	83.3	—	83.3	85.4	0.3	85.1
Restructuring, impairment and transaction-related charges	11.9	—	11.9	48.3	16.5	31.8
Total operating expenses	980.6	—	980.6	1,146.3	93.0	1,053.3

Operating income (loss)	59.1	—	59.1	39.4	(16.7)	56.1

Interest expense	21.7	—	21.7	25.5	0.1	25.4
Loss on debt extinguishment	—	—	—	34.0	—	34.0

Earnings (loss) before income taxes and equity in earnings of unconsolidated entities	37.4	—	37.4	(20.1)	(16.8)	(3.3)

Income tax expense (benefit)	(1.9)	—	(1.9)	2.8	—	2.8

Earnings (loss) before equity in earnings of unconsolidated entities	39.3	—	39.3	(22.9)	(16.8)	(6.1)

Equity in earnings of unconsolidated entities	0.4	—	0.4	0.6	—	0.6

Net earnings (loss)	$39.7	$—	$39.7	$(22.3)	$(16.8)	$(5.5)

Net (earnings) loss attributable to noncontrolling interests	0.1	—	0.1	(0.1)	—	(0.1)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$39.8	$—	$39.8	$(22.4)	$(16.8)	$(5.6)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic	$0.85	$—	$0.85	$(0.48)	$(0.36)	$(0.12)
Diluted	$0.84	$—	$0.84	$(0.48)	$(0.36)	$(0.12)

Weighted average number of common shares outstanding:
Basic	46.8	46.8	46.8	47.1	47.1	47.1
Diluted	47.2	47.2	47.2	47.1	47.1	47.1

(1)
The Canadian operations sold on March 1, 2012 are presented as discontinued operations. This schedule is presented to provide the full income statement for consolidated, discontinued and continuing results of operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Nine Months Ended September 30,			Nine Months Ended September 30,
	2012			2011
	Consolidated	Discontinued Operations (1)	Continuing Operations	Consolidated	Discontinued Operations (1)	Continuing Operations

Net sales	$2,995.7	$32.2	$2,963.5	$3,358.5	$249.5	$3,109.0

Cost of sales	2,342.6	30.8	2,311.8	2,592.1	211.4	2,380.7
Selling, general and administrative expenses	262.8	2.9	259.9	326.9	28.4	298.5
Depreciation and amortization	252.6	—	252.6	263.6	7.7	255.9
Restructuring, impairment and transaction-related charges	89.5	1.7	87.8	106.5	24.4	82.1
Total operating expenses	2,947.5	35.4	2,912.1	3,289.1	271.9	3,017.2

Operating income (loss)	48.2	(3.2)	51.4	69.4	(22.4)	91.8

Interest expense	63.8	—	63.8	84.9	0.4	84.5
Loss on debt extinguishment	—	—	—	34.0	—	34.0

Loss before income taxes and equity in earnings of unconsolidated entities	(15.6)	(3.2)	(12.4)	(49.5)	(22.8)	(26.7)

Income tax expense (benefit)	(46.0)	—	(46.0)	(8.0)	0.1	(8.1)

Earnings (loss) before equity in earnings of unconsolidated entities	30.4	(3.2)	33.6	(41.5)	(22.9)	(18.6)

Equity in earnings of unconsolidated entities	0.7	—	0.7	1.7	—	1.7
Gain on disposal of discontinued operations, net of tax	35.3	35.3	—	—	—	—

Net earnings (loss)	$66.4	$32.1	$34.3	$(39.8)	$(22.9)	$(16.9)

Net earnings attributable to noncontrolling interests	—	—	—	(0.2)	—	(0.2)

Net earnings (loss) attributable to Quad/Graphics common shareholders	$66.4	$32.1	$34.3	$(40.0)	$(22.9)	$(17.1)

Earnings (loss) per share attributable to Quad/Graphics common shareholders:
Basic	$1.42	$0.69	$0.73	$(0.85)	$(0.49)	$(0.36)
Diluted	$1.41	$0.68	$0.73	$(0.85)	$(0.49)	$(0.36)

Weighted average number of common shares outstanding:
Basic	46.8	46.8	46.8	47.2	47.2	47.2
Diluted	47.1	47.1	47.1	47.2	47.2	47.2

(1)
The Canadian operations sold on March 1, 2012 are presented as discontinued operations. This schedule is presented to provide the full income statement for consolidated, discontinued and continuing results of operations.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2012 and December 31, 2011
(in millions)
(UNAUDITED)

	September 30, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$18.6	$25.6
Receivables, less allowances for doubtful accounts	581.1	656.1
Inventories	279.3	249.5
Prepaid expenses and other current assets	60.0	142.3
Deferred income taxes	56.7	86.7
Short-term restricted cash	15.7	8.5
Current assets of discontinued operations (1)	—	72.6

Total current assets	1,011.4	1,241.3

Property, plant and equipment—net	1,986.4	2,123.3
Goodwill	768.4	787.1
Other intangible assets—net	246.4	295.6
Long-term restricted cash	46.5	67.4
Equity method investments in unconsolidated entities	70.8	69.4
Other long-term assets	50.7	46.2
Long-term assets of discontinued operations (1)	—	104.9

Total assets	$4,180.6	$4,735.2

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$277.7	$301.9
Amounts owing in satisfaction of bankruptcy claims	9.7	19.5
Accrued liabilities	357.6	393.9
Purchase price payable on business exchange transaction	—	62.4
Short-term debt and current portion of long-term debt	100.9	82.1
Current portion of capital lease obligations	10.8	20.7
Current liabilities of discontinued operations (1)	—	48.4

Total current liabilities	756.7	928.9

Long-term debt	1,193.2	1,342.8
Unsecured notes to be issued	25.4	38.7
Capital lease obligations	17.9	24.9
Deferred income taxes	382.6	471.9
Other long-term liabilities	455.5	521.5
Long-term liabilities of discontinued operations (1)	—	99.6

Total liabilities	2,831.3	3,428.3

Redeemable equity	—	3.5

Quad/Graphics common stock and other equity
Preferred stock	—	—
Common stock	1.4	1.4
Additional paid-in capital	978.5	984.2
Treasury stock, at cost	(279.5)	(295.4)
Retained earnings	681.3	650.2
Accumulated other comprehensive loss	(33.0)	(37.7)

Quad/Graphics common stock and other equity	1,348.7	1,302.7

Noncontrolling interests	0.6	0.7

Total common stock and other equity and noncontrolling interests	1,349.3	1,303.4

Total liabilities and shareholders' equity	$4,180.6	$4,735.2

(1)	December 31, 2011 balance sheet includes the assets and liabilities of the Canadian operations sold on March 1, 2012.

QUAD/GRAPHICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Nine Months Ended September 30,
	2012	2011
OPERATING ACTIVITIES
Net earnings (loss)	$66.4	$(39.8)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	252.6	263.6
Impairment charges	14.5	17.9
Loss on debt extinguishment	—	34.0
Deferred income taxes	(21.1)	5.7
Gain on disposal of discontinued operations, net of tax	(35.3)	—
Other non-cash adjustments to net earnings (loss)	2.0	16.8
Changes in operating assets and liabilities—net of acquisitions	(46.9)	(135.3)

Net Cash Provided by Operating Activities	232.2	162.9

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(85.3)	(134.3)
Investment in ManipalTech	(18.1)	—
Proceeds from the sale of property, plant and equipment	13.5	13.0
Transfers from restricted cash	13.7	22.2
Deposit refunded (paid) related to business exchange transaction	50.0	(50.8)
Purchase price payments on business exchange transaction	(4.2)	—
Acquisition of business—net of cash acquired	(6.6)	(4.6)

Net Cash Used in Investing Activities	(37.0)	(154.5)

FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	—	649.0
Payments of long-term debt	(49.1)	(743.9)
Payments of capital lease obligations	(18.0)	(11.7)
Borrowings on revolving credit facilities	95.0	875.2
Payments on revolving credit facilities	(175.6)	(712.7)
Payment of debt issuance costs	—	(11.5)
Bankruptcy claim payments on unsecured notes to be issued	(13.3)	(11.6)
Proceeds from issuance of common stock	0.1	1.6
Tax benefit on exercise of stock options	—	0.8
Purchase of treasury stock	—	(5.4)
Payment of cash dividends	(35.1)	(18.9)
Payment of tax distributions	—	(4.8)

Net Cash (Used in) Provided by Financing Activities	(196.0)	6.1

Effect of exchange rates on cash and cash equivalents	(6.2)	(19.2)

Net Decrease in Cash and Cash Equivalents	(7.0)	(4.7)

Cash and Cash Equivalents at Beginning of Period	25.6	20.5

Cash and Cash Equivalents at End of Period	$18.6	$15.8
The condensed consolidated statements of cash flows include the cash flows of the Canadian operations prior to the March 1, 2012 sale.

QUAD/GRAPHICS, INC.
SEGMENT FINANCIAL INFORMATION
For the Three and Nine Months Ended September 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Net Sales	Operating Income/(Loss)	Restructuring, Impairment and Transaction-Related Charges
Three months ended September 30, 2012
United States Print and Related Services	$922.8	$84.7	$(3.3)
International	116.9	(4.4)	4.6
Total operating segments	1,039.7	80.3	1.3
Corporate	—	(21.2)	10.6
Total	$1,039.7	$59.1	$11.9

Three months ended September 30, 2011
United States Print and Related Services	$986.5	$92.8	$7.2
International	122.9	(4.8)	2.6
Total operating segments	1,109.4	88.0	9.8
Corporate	—	(31.9)	22.0
Total	$1,109.4	$56.1	$31.8

Nine months ended September 30, 2012
United States Print and Related Services	$2,594.7	$139.2	$29.1
International	368.8	(20.5)	22.7
Total operating segments	2,963.5	118.7	51.8
Corporate	—	(67.3)	36.0
Total	$2,963.5	$51.4	$87.8

Nine months ended September 30, 2011
United States Print and Related Services	$2,753.2	$180.2	$38.0
International	355.8	(15.6)	5.0
Total operating segments	3,109.0	164.6	43.0
Corporate	—	(72.8)	39.1
Total	$3,109.0	$91.8	$82.1

Results from the Canadian operations sold on March 1, 2012 are excluded from the segment financial information presented above.

Restructuring, impairment and transaction-related charges are included in Operating Income/(Loss) above.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Three Months Ended September 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Three Months Ended September 30,
	2012	2011
Net earnings (loss) attributable to Quad/Graphics common shareholders	$39.8	$(22.4)

Interest expense	21.7	25.4
Income tax expense (benefit)	(1.9)	2.8
Depreciation and amortization	83.3	85.1

EBITDA (Non-GAAP)	$142.9	$90.9
EBITDA Margin (Non-GAAP)	13.7%	8.2%

Restructuring, impairment and transaction-related charges (1)	11.9	31.8
Loss on debt extinguishment	—	34.0
Loss from discontinued operations, net of tax	—	16.8

Adjusted EBITDA from continuing operations (Non-GAAP)	$154.8	$173.5
Adjusted EBITDA Margin from continuing operations (Non-GAAP)	14.9%	15.6%

Adjusted EBITDA from discontinued operations (Non-GAAP) (2)	$—	$0.1
Adjusted EBITDA Margin from discontinued operations (Non-GAAP) (2)	—%	0.1%

Adjusted EBITDA - consolidated (Non-GAAP)	$154.8	$173.6
Adjusted EBITDA Margin - consolidated (Non-GAAP)	14.9%	14.6%
__________________________________

(1)	Operating results from continuing operations for the three months ended September 30, 2012 and 2011, were affected by the following restructuring, impairment and transaction-related charges:

	Three Months Ended September 30,
	2012	2011
Employee termination charges (a)	$1.4	$3.4
Impairment charges (b)	0.4	4.0
Transaction-related charges (c)	0.5	0.9
Integration costs (d)	13.5	20.0
Other restructuring charges, net (e)	(3.9)	3.5
Restructuring, impairment and transaction-related charges from continuing operations	$11.9	$31.8
__________________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)	Impairment charges were for certain machinery and equipment no longer being utilized in production as a result of facility consolidations.

(c)	Transaction-related charges consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)
Other restructuring charges, net, were primarily from costs to maintain and exit closed facilities, as well as lease exit charges. Other restructuring charges, net, in the three months ended September 30, 2012, are presented net of a $12.8 million curtailment gain resulting from an amendment to the postretirement medical benefit plan.

(2)
Includes the Adjusted EBITDA and Adjusted EBITDA Margin for the Canadian operations sold on March 1, 2012, calculated in a consistent manner with the calculation above for Adjusted EBITDA and Adjusted EBITDA Margin from continuing operations.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin
For the Nine Months Ended September 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Nine Months Ended September 30,
	2012	2011
Net earnings (loss) attributable to Quad/Graphics common shareholders	$66.4	$(40.0)

Interest expense	63.8	84.5
Income tax benefit	(46.0)	(8.1)
Depreciation and amortization	252.6	255.9

EBITDA (Non-GAAP)	$336.8	$292.3
EBITDA Margin (Non-GAAP)	11.4%	9.4%

Restructuring, impairment and transaction-related charges (1)	87.8	82.1
Loss on debt extinguishment	—	34.0
Loss from discontinued operations, net of tax	3.2	22.9
Gain on disposal of discontinued operations, net of tax	(35.3)	—

Adjusted EBITDA from continuing operations (Non-GAAP)	$392.5	$431.3
Adjusted EBITDA Margin from continuing operations (Non-GAAP)	13.2%	13.9%

Adjusted EBITDA from discontinued operations (Non-GAAP) (2)	$(1.5)	$9.7
Adjusted EBITDA Margin from discontinued operations (Non-GAAP) (2)	(4.7)%	3.9%

Adjusted EBITDA - consolidated (Non-GAAP)	$391.0	$441.0
Adjusted EBITDA Margin - consolidated (Non-GAAP)	13.1%	13.1%
__________________________________

(1)	Operating results from continuing operations for the nine months ended September 30, 2012 and 2011 were affected by the following restructuring, impairment and transaction-related charges:

	Nine Months Ended September 30,
	2012	2011
Employee termination charges (a)	$22.0	$19.2
Impairment charges (b)	14.5	4.0
Transaction-related charges (c)	2.8	1.9
Integration costs (d)	36.6	42.4
Gain on collection of note receivable (e)	(2.4)	(7.1)
Other restructuring charges, net (f)	14.3	21.7
Restructuring, impairment and transaction-related charges from continuing operations	$87.8	$82.1
__________________________________

(a)	Employee termination charges were related to workforce reductions through facility consolidations and involuntary separation programs.

(b)	Impairment charges were for certain buildings and equipment no longer being utilized in production as a result of facility consolidations.

(c)	Transaction-related charges consisted of professional service fees related to business acquisition and divestiture activities.

(d)
Integration costs were primarily related to preparing existing facilities to meet new production requirements resulting from work transferring from closed plants, as well as other costs related to the integration of the acquired companies.

(e)
Gain on the collection of a note receivable in the nine months ended September 30, 2012, was related to a settlement of a disputed pre-acquisition Worldcolor note receivable. Gain on the collection of a note receivable in the nine months ended September 30, 2011, was related to the June 2008 sale of Worldcolor's European operations. These non-recurring gains were excluded from the calculation of Adjusted EBITDA.

(f)
Other restructuring charges, net, were primarily from costs to maintain and exit closed facilities, as well as lease exit charges. Other restructuring charges, net, in the nine months ended September 30, 2012 are presented net of a $12.8 million curtailment gain resulting from an amendment to the postretirement medical benefit plan.

(2)
Includes the Adjusted EBITDA and Adjusted EBITDA Margin for the Canadian operations sold on March 1, 2012, calculated in a consistent manner with the calculation above for Adjusted EBITDA and Adjusted EBITDA Margin from continuing operations.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Recurring Free Cash Flow
For the Nine Months Ended September 30, 2012 and 2011
(in millions)
(UNAUDITED)

	Nine Months Ended September 30,
	2012	2011
Net cash provided by operating activities	$232.2	$162.9

Add back non-recurring payments:
Restructuring payments, net (1)	64.3	104.7
Worldcolor bankruptcy payments	9.3	10.1

Recurring cash flows provided by operating activities	305.8	277.7

Less: purchases of property, plant and equipment	(85.3)	(134.3)

Recurring Free Cash Flow	$220.5	$143.4

(1)
Restructuring payments are shown net of cash receipts related to non-recurring restructuring transactions. For the nine months ended September 30, 2012, restructuring payments were $79.0 million (consisting of $78.1 million in payments for continuing operations and $0.9 million for Canadian discontinued operations) and were reduced for a $14.7 million non-recurring collection of a disputed pre-acquisition Worldcolor note receivable. For the nine months ended September 30, 2011, restructuring payments are shown net of a $7.1 million gain on the collection of a note receivable for the June 2008 sale of Worldcolor's European operations.

Recurring Free Cash Flow includes the cash flows of the Canadian operations prior to the March 1, 2012 sale.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Adjusted Diluted Earnings Per Share
For the Three Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Three Months Ended September 30,
	2012	2011
Earnings (loss) from continuing operations before income taxes and equity in earnings of unconsolidated entities	$37.4	$(3.3)

Restructuring, impairment and transaction-related charges	11.9	31.8
Loss on debt extinguishment	—	34.0
	49.3	62.5

Income tax expense at 40% normalized tax rate	19.7	25.0
	29.6	37.5

Equity in earnings of unconsolidated entities	0.4	0.6
Net (earnings) loss attributable to noncontrolling interests	0.1	(0.1)

Adjusted net earnings from continuing operations (Non-GAAP)	$30.1	$38.0

Basic weighted average number of common shares outstanding	46.8	47.1
Plus: effect of dilutive equity incentive instruments (Non-GAAP in 2011)	0.4	1.0
Diluted weighted average number of common shares outstanding (Non-GAAP in 2011)	47.2	48.1

Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.64	$0.79

Diluted Earnings (Loss) Per Share From Continuing Operations (GAAP)	$0.84	$(0.12)
Restructuring, impairment and transaction-related charges per share	0.25	0.66
Loss on debt extinguishment per share	—	0.71
Income tax expense (benefit) from condensed consolidated statement of operations per share	(0.04)	0.06
Income tax expense at 40% normalized tax rate per share	(0.42)	(0.52)
GAAP to Non-GAAP diluted impact per share	0.01	—
Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.64	$0.79

Adjusted Diluted Earnings Per Share excludes: (i) the results of the Canadian discontinued operations, (ii) restructuring, impairment and transaction-related charges, (iii) the loss on debt extinguishment and (iv) discrete income tax items.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.

QUAD/GRAPHICS, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Adjusted Diluted Earnings Per Share
For the Nine Months Ended September 30, 2012 and 2011
(in millions, except per share data)
(UNAUDITED)

	Nine Months Ended September 30,
	2012	2011
Loss from continuing operations before income taxes and equity in earnings of unconsolidated entities	$(12.4)	$(26.7)

Restructuring, impairment and transaction-related charges	87.8	82.1
Loss on debt extinguishment	—	34.0
	75.4	89.4

Income tax expense at 40% normalized tax rate	30.2	35.8
	45.2	53.6

Equity in earnings of unconsolidated entities	0.7	1.7
Net earnings attributable to noncontrolling interests	—	(0.2)

Adjusted net earnings from continuing operations (Non-GAAP)	$45.9	$55.1

Basic weighted average number of common shares outstanding	46.8	47.2
Plus: effect of dilutive equity incentive instruments (Non-GAAP in 2011)	0.3	1.4
Diluted weighted average number of common shares outstanding (Non-GAAP in 2011)	47.1	48.6

Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.97	$1.13

Diluted Earnings (Loss) Per Share From Continuing Operations (GAAP)	$0.73	$(0.36)
Restructuring, impairment and transaction-related charges per share	1.86	1.69
Loss on debt extinguishment per share	—	0.70
Income tax benefit from condensed consolidated statement of operations per share	(0.98)	(0.17)
Income tax expense at 40% normalized tax rate per share	(0.64)	(0.74)
GAAP to Non-GAAP diluted impact per share	—	0.01
Adjusted Diluted Earnings Per Share From Continuing Operations (Non-GAAP)	$0.97	$1.13

Adjusted Diluted Earnings Per Share excludes: (i) the results of the Canadian discontinued operations, (ii) the gain on disposal of the Canadian discontinued operations, (iii) restructuring, impairment and transaction-related charges, (iv) the loss on debt extinguishment and (v) discrete income tax items.

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings announcement also contains non-GAAP financial measures, specifically EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Recurring Free Cash Flow and Adjusted Diluted Earnings Per Share. They are presented to provide additional information regarding Quad/Graphics' performance and because they are important measures by which Quad/Graphics assesses the profitability and liquidity of its business. These measures should not be considered alternatives to net earnings (loss) as a measure of operating performance or to cash flows provided by operating activities as a measure of liquidity.